EXHIBIT 1(a)








                              JANUS INVESTMENT FUND





                       AGREEMENT AND DECLARATION OF TRUST

                    _________________________________________

                            Dated: February 11, 1986




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                              JANUS INVESTMENT FUND

                       AGREEMENT AND DECLARATION OF TRUST

                                TABLE OF CONTENTS
                                                                            Page

RECITALS ......................................................................1

ARTICLE I    THE TRUST ......................................................  2

Section 1.1  Name .......................................................... . 2
Section 1.2  Location ........................................................ 2
Section 1.3  Nature of Trust ................................................. 2
Section 1.4  Definitions ......................................................3
Section 1.5  Real Property to be Converted into
             Personal Property ................................................7

ARTICLE II  PURPOSE OF THE TRUST ..............................................8

ARTICLE III POWERS OF THE TRUSTEES ............................................8

Section 3.1  Powers in General ................................................8
            (a)  Investments ..................................................9
            (b)  Dispositions of Assets .......................................9
            (c)  Ownership Powers .............................................9
            (d)  Form of Holding .............................................10
            (e)  Reorganization, etc .........................................10
            (f)  Voting Trusts, etc ..........................................10
            (g)  Contracts, etc ..............................................10
            (h)  Guarantees, etc .............................................11
            (i)  Partnerships, etc ...........................................11
            (j)  Insurance ...................................................11
            (k)  Pensions, etc ...............................................11
            (l)  Power of Collection and Litigation ..........................11
            (m)  Issuance and Repurchase of Shares ...........................12
            (n)  Offices .....................................................12
            (o)  Expenses ....................................................12
            (p)  Agents, etc .................................................12
            (q)  Accounts ....................................................12
            (r)  Valuation ...................................................12
            (s)  Indemnification .............................................13
            (t)  General .....................................................13

Section 3.2  Borrowings; Financings; Issuance of
             Securities ......................................................13
Section 3.3  Deposits ........................................................13
Section 3.4  Allocations .....................................................14
Section 3.5  Further Powers; Limitations .....................................14

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ARTICLE IV   TRUSTEES AND OFFICERS ...........................................15

Section 4.1  Number, Designation, Election, Term, etc ........................15
             (a)  Initial Trustee ............................................15
             (b)  Number .....................................................15
             (c)  Election and Term ..........................................15
             (d)  Resignation and Retirement .................................16
             (e)  Removal ....................................................16
             (f)  Vacancies ..................................................16
             (g)  Acceptance of Trusts .......................................16
             (h)  Effect of Death, Resignation, etc ..........................17
             (i)  Conveyance .................................................17
             (j)  No Accounting ..............................................17
             (k)  Filings ....................................................17
Section 4.2  Trustees' Meetings; Participation by
             Telephone, etc ..................................................18
Section 4.3  Committees; Delegation ..........................................18
Section 4.4  Advisory Trustees ...............................................18
Section 4.5  Officers ........................................................19
Section 4.6  Compensation of Trustees and Officers ...........................19
Section 4.7  Ownership of Shares and Securities of the
             Trust ...........................................................19
Section 4.8  Right of Trustees and Officers to Own
             Property or to Engage in Business; Authority
             of Trustees to Permit Others to Do Likewise .....................20
Section 4.9  Reliance on Experts............................................ .20
Section 4.10 Surety Bonds ....................................................20
Section 4.11 Apparent Authority of Trustees and
             Officers ........................................................21
Section 4.12 Other Relationships Not Prohibited ..............................21
Section 4.13 Payment of Trust Expenses .......................................22
Section 4.14 Ownership of the Trust Property .................................22

ARTICLE V    DELEGATION OF MANAGERIAL RESPONSIBILITIES .......................22

Section 5.1  Appointment; Action by Less than All
             Trustees ........................................................22
Section 5.2  Certain Contracts ...............................................23
             (a) Advisory ....................................................23
             (b) Administration ..............................................24
             (c) Distribution ................................................24
             (d) Custodian ...................................................24
             (e) Transfer and Dividend Disbursing Agency .....................24
             (f) Shareholder Servicing .......................................25
             (g) Accounting    ...............................................25

ARTICLE VI   FUNDS AND SHARES ................................................25

Section 6.1  Description of Funds and Shares .................................25
             (a)  Shares; Funds; Series of Shares ............................25

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              (b)  Establishment, etc. of Funds;
                   Authorization of Shares ...................................26
              (c)  Character of Separate Funds and Shares
                   Thereof ...................................................26
              (d)  Consideration for Shares ..................................27
Section 6.2   Establishment and Designation of the Janus
               Fund; General Provisions for All Funds ........................27
              (a) Assets Belonging to Funds ..................................27
              (b) Liabilities of Funds .......................................28
              (c) Dividends ..................................................28
              (d) Liquidation ................................................29
              (e) Voting .....................................................29
              (f) Redemption by Shareholder ..................................29
              (g) Redemption at the Option of the Trust ......................30
              (h) Net Asset Value ............................................30
              (i) Transfer ...................................................31
              (j) Equality ...................................................31
              (k) Rights of Fractional Shares ................................31
              (l) Conversion Rights ..........................................31
Section 6.3   Ownership of Shares ............................................31
Section 6.4   Investments in the Trust .......................................32
Section 6.5   No Preemptive Rights ...........................................32
Section 6.6   Status of Shares ...............................................32

ARTICLE VII   SHAREHOLDERS' VOTING POWERS AND MEETINGS .......................33

Section 7.1   Voting Powers ..................................................33
Section 7.2   Number of Votes and Manner of Voting; Proxies ..................33
Section 7.3   Meetings .......................................................34
Section 7.4   Record Dates ...................................................34
Section 7.5   Quorum and Required Vote .......................................35
Section 7.6   Action by Written Consent ......................................35
Section 7.7   Inspection of Records ..........................................35
Section 7.8   Additional Provisions ..........................................35

ARTICLE VIII  LIMITATION OF LIABILITY; INDEMNIFICATION .......................35

Section 8.1   Trustees, Shareholders, etc. Not Personally
               Liable; Notice ................................................36
Section 8.2   Trustees' Good Faith Action; Expert Advice;
              No Bond or Surety ..............................................36
Section 8.3   Indemnification of Shareholders ................................37
Section 8.4   Indemnification of Trustees, Officers, etc .....................37
Section 8.5   Compromise Payment .............................................38
Section 8.6   Indemnification Not Exclusive, etc .............................39
Section 8.7   Liability of Third Persons Dealing with
              Trustees .......................................................39

ARTICLE IX    DURATION; REORGANIZATION; AMENDMENTS ...........................39


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Section 9.1   Duration and Termination of Trust ..............................39
Section 9.2   Reorganization .................................................40
Section 9.3   Amendments; etc ................................................40
Section 9.4   Filing of Copies of Declaration and
              Amendments .....................................................41

ARTICLE X     MISCELLANEOUS ..................................................42

Section 10.1  Governing Law ..................................................42
Section 10.2  Counterparts ...................................................42
Section 10.3  Reliance by Third Parties ......................................42
Section 10.4  References; Headings ...........................................42
Section 10.5  Provisions in Conflict with Law
               or Regulations ................................................42
Section 10.6  Use of the Name "Janus" ........................................43

SIGNATURES ...................................................................43

ACKNOWLEDGEMENTS .............................................................44



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                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                              JANUS INVESTMENT FUND


     This AGREEMENT AND DECLARATION OF TRUST, made at Boston, Massachusetts, this 11th day of February, 1986, by and between the Settlor and the Trustee whose signature is set forth below (the "INITIAL TRUSTEE"),

                          W I T N E S S E T H   T H A T:


     WHEREAS, Bryan G. Tyson, an individual residing in Brookline, Massachusetts (the "Settlor"), proposed to deliver to the Initial Trustee the sum of one hundred dollars ($100.00) lawful money of the United States of America in trust hereunder and to authorize the initial Trustee and all other Persons acting as Trustees hereunder to employ such funds, and any other funds coming into their hands or the hands of their successor or successors as such Trustees, to carry on the business of an investment company, and as such of buying, selling, investing in or otherwise dealing in and with stocks, bonds, debentures, warrants, options, futures contracts and other securities and interests therein, or calls or puts with respect to any of the same, or such other and further investment media and other property as the Trustees may deem advisable, which are not prohibited by law or the terms of this Declaration; and

     WHEREAS, the Initial Trustee is willing to accept sum, together with any and all additions thereto and the income or increments thereof, upon the terms, conditions and trusts hereinafter set forth; and

     WHEREAS, the assets held by the Trustees may be divided into separate funds, each with its own separate investment portfolio, investment objectives, policies and purposes, and that the beneficial interest in each such Fund shall be divided into transferable Shares of Beneficial Interest, a separate Series of Shares for each Fund, all in accordance with the provisions hereinafter set forth; and

     WHEREAS, it is desired that the trust established hereby (the "Trust") be managed and operated as a trust with transferable shares under the laws of Massachusetts, of the type commonly known as and referred to as a Massachusetts business trust, in accordance with the provisions hereinafter set forth,


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     NOW,  THEREFORE,  the Initial  Trustee,  for himself and his  successors as
Trustees, hereby declares, and agrees with the Settlor, for himself and for all Persons who shall hereafter become holders of Shares of Beneficial Interest of the Trust, of any Series, that the Trustees will hold the sum delivered to them upon the execution hereof, and all other and further cash, securities and other property of every type and description which they may in any way acquire in their capacity as such Trustees, together with the income therefrom and the proceeds thereof, IN TRUST NEVERTHELESS, to manage and dispose of the same for the benefit of the holders from time to time of the Shares of Beneficial Interest of the several Series being issued and to be issued hereunder and in the manner and subject to the provisions hereof, to wit:

                                    ARTICLE I

                                    THE TRUST

     Section 1.1  NAME.  The name of the Trust shall be
                            "JANUS INVESTMENT FUND,"
and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "TRUST" wherever used in this Agreement and Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees, or to the holders of the Shares of Beneficial Interest of the Trust, of any Series. If the Trustees determine that the use of such name is not practicable, legal or convenient at any time or in any jurisdiction, or if the Trust is required to discontinue the use of such name pursuant to Section 10.5 hereof, then subject to that Section, the Trustees may use such other designation, or they may adopt such other name for the Trust as they deem proper, and the Trust may hold property and conduct its activities under such designation or name.

     Section 1.2 LOCATION. The Trust shall have an office in Boston, Massachusetts, unless changed by the Trustees to another location in Massachusetts or elsewhere, but such office need not be the sole or principal office of the Trust. The Trust may have such other offices or places of business as the Trustees may from time to time determine to be necessary or expedient.

     Section 1.3 NATURE OF TRUST. The Trust shall be a trust with transferable shares under the laws of the Commonwealth of Massachusetts, of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and commonly termed a Massachusetts business trust. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture,

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corporation or joint stock company. The Shareholders shall be beneficiaries, and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder.

     Section 1.4 DEFINITIONS. As used in this Agreement and Declaration of Trust, the following terms shall have the meanings set forth below unless the context thereof otherwise requires:

     "ACCOUNTING AGENT" shall have the meaning designated in Section 5.2(g) hereof.

     "ADMINISTRATOR" shall have the meaning designated in Section 5.2(b) hereof.

     "AFFILIATED PERSON" shall have the meaning assigned to it in the 1940 Act

     "BYLAWS" shall mean the Bylaws of the Trust, as amended from time to time

     "CERTIFICATE OF DESIGNATION"  shall have the meaning  designated in Section
6.1 hereof.

     "CERTIFICATE OF TERMINATION"  shall have the meaning  designated in Section
6.1 hereof.

     "COMMISSION" shall have the same meaning as in the 1940 Act.

     "CONTRACTING  PARTY" shall have the meaning  designated  in the preamble to
Section 5.2 hereof.

     "COVERED PERSON" shall have the meaning designated in Section 8.4 hereof.

     "CUSTODIAN" shall have the meaning designated in Section 5.2(d) hereof.

     "DECLARATION" and "DECLARATION OF TRUST" shall mean this Agreement and Declaration of Trust and all amendments or modifications thereof as from time to time in effect. References in this Agreement and Declaration of Trust to "HEREOF," "HEREIN" and "HEREUNDER" shall be deemed to refer to the Declaration of Trust generally, and shall not be limited to the particular text, Article or
Section in which such words appear.

     "DISABLING  CONDUCT"  shall have the  meaning  designated  in  Section  8.4 hereof.

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     "DISTRIBUTOR" shall have the meaning designated in Section 5.2(c) hereof.

     "DIVIDEND DISBURSING AGENT" shall have the meaning designated in Section 5.2(e) hereof.

     "FUND" or "FUNDS" shall mean one or more of the separate components of the assets of the Trust which are now or hereafter established and designated under or in accordance with the provisions of Article VI hereof.

     "FUND ASSETS" shall have the meaning defined in Section 6.2(a) hereof.

     "GENERAL ITEMS" shall have the meaning defined in Section 6.2(a) hereof.

     "INITIAL TRUSTEE" shall have the meaning defined in the preamble hereto.

     "INVESTMENT ADVISER" shall have the meaning stated in Section 5.2(a) hereof.

     "MAJORITY OF THE TRUSTEES" shall mean a majority of the Trustees in office at the time in question. At any time at which there shall be only one (1) Trustee in office, such term shall mean such Trustee.

     "MAJORITY SHAREHOLDER VOTE," as used with respect to the election of any Trustee at a meeting of Shareholders, shall mean the vote for the election of such Trustee of a plurality of all outstanding Shares of the Trust, without regard to Series, represented in person or by proxy and entitled to vote thereon, provided that a quorum (as determined in accordance with the Bylaws) is present, and as used with respect to any other action required or permitted to be taken by Shareholders, shall mean the vote for such action of the holders of that majority of all outstanding Shares (or, where a separate vote of Shares of any particular Series is to be taken, the affirmative vote of that majority of the outstanding Shares of that Series) of the Trust which consists of: (i) a majority of all Shares (or of Shares of the particular Series) represented in person or by proxy and entitled to vote on such action at the meeting of Shareholders at which such action is to be taken, provided that a quorum (as determined in accordance with the Bylaws) is present; or (ii) if such action is to be taken by written consent of Shareholders, a majority of all Shares (or of Shares of the particular Series) issued and outstanding and entitled to vote on such action; PROVIDED, that (iii) as used with respect to any action requiring the affirmative vote of "a majority of the outstanding voting securities," as the quoted phrase is defined

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in the 1940 Act, of the Trust or of any Fund, "Majority  Shareholder Vote" means the vote for such action at a meeting of Shareholders of the smallest majority of all outstanding Shares of the Trust (or of Shares of the particular Fund)
entitled  to  vote  on  such  action  which   satisfies  such  1940  Act  voting
requirement.

     "1940 ACT" shall mean the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder, both as amended from time to time, and any order or orders thereunder which may from time to time be applicable to the Trust.

     "PERSON" shall mean and include individuals, as well as corporations, limited partnerships, general partnerships, joint stock companies, joint venture, associations, banks, trust companies, land trusts, business trusts or other organizations established under the laws of any jurisdiction, whether or not considered to be legal entities, and governments and agencies and political subdivisions thereof.

     "PRINCIPAL UNDERWRITER" shall have the meaning designated in Section 5.2(c) hereof.

     "PROSPECTUS," as used with respect to any Fund or Series of Shares, shall mean the prospectus relating to such Fund or Series which constitutes part of the currently effective Registration Statement of the Trust under the Securities Act of 1933, as such prospectus may be amended or supplemented from time to time.

     "SECURITIES" shall mean any and all bills, notes, bonds, debentures or other obligations or evidences of indebtedness, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements or other money market instruments; stocks, shares or other equity ownership interests; and warrants, options, futures contracts or other instruments representing rights to subscribe for, purchase, receive or otherwise acquire or to sell, transfer, assign or otherwise dispose of, and scrip, certificates, receipts or other instruments evidencing any ownership rights or interests in, any of the foregoing and "when issued" and "delayed delivery " contracts for securities, issued, guaranteed or sponsored by any governments, political subdivisions or governmental authorities, agencies or instrumentalities, by any individuals, firms, companies, corporations, syndicates, associations or trusts, or by any other organizations or entities whatsoever, irrespective of their forms or the names by which they may be described, whether or not they be organized and operated for profit, and whether they be domestic or foreign with respect to The Commonwealth of Massachusetts or the United States of America.

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     "SECURITIES OF THE TRUST" shall mean any Securities issued by the Trust.

     "SERIES" shall mean one or more of the series of Shares authorized by the Trustees to represent the beneficial interest in one or more of the Funds.

     "SETTLOR" shall have the meaning stated in the first "Whereas" clause set forth above.

     "SHAREHOLDER" shall mean as of any particular time any Person shown of record at such time on the books of the Trust as a holder of outstanding Shares of any Series, and shall include a pledgee into whose name any such Shares are transferred in pledge.

     "SHAREHOLDER SERVICING AGENT" shall have the meaning designated in Section 5.2(f) hereof.

     "SHARES" shall mean the transferable units into which the beneficial interest in the Trust and each Fund of the Trust (as the context may require) shall be divided from time to time, and includes fractions of Shares as well as whole Shares. All references herein to "Shares" which are not accompanied by a reference to any particular Series or Fund shall be deemed to apply to outstanding Shares without regard to Series.

     "SINGLE CLASS VOTING," as used with respect to any matter to be acted upon at a meeting or by written consent of Shareholders, shall mean a style of voting in which each holder of one or more Shares shall be entitled to one vote on the matter in question for each Share standing in his name on the records of the Trust, irrespective of Series, and all outstanding Shares of all Series vote as a single class.

     "STATEMENT OF ADDITIONAL INFORMATION," as used with respect to any Fund or Series of Shares, shall mean the statement of additional information relating to such Fund or Series, which constitutes part of the currently effective Registration Statement of the Trust under the Securities Act of 1933, as such statement of additional information may be amended or supplemented from time to time.

     "TRANSFER AGENT" shall have the meaning defined in Section 5.2(e) hereof.

     "TRUST" shall have the meaning stated in the fourth "Whereas" clause set forth above.

     "TRUST PROPERTY" shall mean, as of any particular time, any and all property which shall have been transferred, conveyed or paid to the Trust or the Trustees, and all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever from the same may be, and which at such time is owned or held by, or for the account of, the Trust or the Trustees, without regard to the Fund to which such property is allocated.

     "TRUSTEES" shall mean, collectively, the Initial Trustee, so long as he shall continue in office, and all other individuals who at the time in question have been duly elected or appointed as Trustees of the Trust in accordance with the provisions hereof and who have qualified and are then in office. At any time at which there shall be only one (1) Trustee in office, such term shall mean such single Trustee.

     Section 1.5 REAL PROPERTY TO BE CONVERTED INTO PERSONAL PROPERTY. Notwithstanding any other provision hereof, any real property at any time forming part of the Trust Property shall be held in trust for sale and conversion into personal property at such time or times and in such manner and upon such terms as the Trustees shall approve, but the Trustees shall have power until the termination of this Trust to postpone such conversion as long as they in their uncontrolled discretion shall think fit, and for the purpose of determining the nature of the interest of the Shareholders therein, all such real proeprty shall at all times be considered as personal property.


                                   ARTICLE II

                              PURPOSE OF THE TRUST

     The purpose of the Trust shall be to engage in the business of being an investment company, and as such of subscribing for, purchasing or otherwise acquiring, holding for investment or trading in, borrowing, lending and selling short, selling, assigning, negotiating or exchanging and otherwise disposing of, and turning to account, realizing upon and generally dealing in and with, in any manner, (a) Securities of all kinds, (b) precious metals and other minerals, contracts to purchase and sell, and other interests of every nature and kind in , such metals or minerals, and (c) rare coins and other numismatic items, and all as the Trustees in their discretion shall determine to be necessary, desirable or appropriate, and to exercise and perform any and every act, thing or power necessary, suitable or desireable for the accomplishment of such purpose, the attainment of any of the objects or the furtherance of any of the powers given hereby which are lawful purposes, objects or powers of a trust with transferable shares of the type commonly termed a Massachusetts business trust; and to do every other act or acts or thing or things incidental or appurtenant to or growing out of or in connection with the aforesaid objects, purposes or powers, or any of them, which a trust of the type commonly termed a Massachusetts business trust is not now or hereafter prohibited from doing, exercising or performing.

                                   ARTICLE III

                             POWERS OF THE TRUSTEES

     Section 3.1 POWERS IN GENERAL. The Trustees shall have, without other or further authorization, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Trust and over the Trust Property, to the same extent as if the Trustees were the sole owners of the business and property of the Trust in their own right, and with such powers of delegation as may be permitted by this Declaration, subject only to such limitations as may be expressly imposed by this Declaration of Trust or by applicable law. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid power or authority or any specific power or authority. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may select, and from time to time change, the fiscal year of the Trust; they may adopt and use a seal for the Trust, PROVIDED, that unless otherwise required by the Trustees, it shall not be necessary to place the seal upon, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust; they may from time to time in accordance with the provisions of Section 6.1 hereof establish one or more Funds to which they may allocate such of the Trust Property, subject to such liabilities, as they shall deem appropriate, each such Fund to be operated by the Trustees as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes, all as established by the Trustees, or from time to time changed by them or by the shareholders of said Fund; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee; they may appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including without implied limitation an Executive Committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with
Section 5.2 they may employ one or more

Investment Advisers, Administrators and Custodians and may authorize any Custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the Central handling of Securities, retain Transfer, Dividend Disbursing, Accounting or Shareholder Servicing Agents or any of the foregoing, provide for the distribution of Shares by the Trust directly to the public or through one or more Distributors, Principal Underwriters or otherwise, set record dates or times for the determination of Shareholders entitled to participate in, benefit from or act with respect to various matters; and in general they may delegate to any officer of the Trust, to any Committee of the Trustees and to any employee, Investment Adviser, Administrator, Distributor, Custodian, Transfer Agent, Dividend Disbursing Agent, or any other agent or consultant of the Trust, such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees. Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

               (a) INVESTMENTS. To invest and reinvest cash and other property; to buy, for cash or on margin, and otherwise acquire and hold, Securities created or issued by any Persons, including Securities maturing after the possible termination of the Trust; to make payment therefor in any lawful manner in exchange for any of the Trust Property; and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

               (b) DISPOSITION OF ASSETS. Upon such terms and conditions as they deem best, to lend, sell, exchange, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of, and to trade in, any and all of the Trust Property, free and clear of all trusts, for cash or on terms, with or without advertisement, and on such terms as to payment, security or otherwise, all as they shall deem necessary or expedient;

               (c) OWNERSHIP POWERS. To vote or give assent, or exercise and any all other rights, powers and privileges of ownership with respect to, and to perform any and all duties and obligations as owners of, any Securities or other property forming part of the Trust Property, the same as any individual might do; to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of Securities, and to receive powers of attorney from, and to execute and deliver proxies or powers of attorney to, such Person or Persons as the Trustees shall deem proper, receiving from or granting to such Person or Persons such power and discretion with relation to Securities or other property of the Trust, all as the Trustees shall deem proper;

               (d) FORM OF HOLDING. To hold any Security or other property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust, or of the Fund to which such Securities or property belong, or in the name of a Custodian, subcustodian or other nominee or nominees, or otherwise, upon such terms, in such manner or with such powers, as the Trustees may determine, and with or without indicating any trust or the interest of the Trustees therein;

               (e) REORGANIZATION, ETC. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any Security of which is or was held in the Trust or any Fund; to consent to any contract, lease, mortgage, purchase or sale of property by such corporations or issuer, and to pay calls or subscriptions with respect to any Security forming part of the Trust Property;

               (f) VOTING TRUSTS, ETC. To join with other holders of any Securities in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any Security with, or transfer any Security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any Security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

               (g) CONTRACTS, ETC. To enter into, make and perform all such obligations, contracts, agreements and undertakings of every kind and description, with any Person or Persons, as the Trustees shall in their discretion deem expedient in the conduct of the business of the Trust, for such terms as they shall see fit, whether or not extending beyond the term of office of the Trustees, or beyond the possible expiration of the Trust; to amend, extend, release or cancel any such obligations, contracts, agreements or understandings; and to execute, acknowledge, deliver and record all written instruments which they may deem necessary or expedient in the exercise of their powers;

               (h) GUARANTEES, ETC. To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all such obligations;

               (i) PARTNERSHIPS, ETC. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

               (j) INSURANCE. To purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, Investment Advisers, managers, Administrators, Distributors, Principal Underwriters, or other independent contractors, or any thereof (or any Person connected therewith), of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against such liability;

               (k) PENSIONS, ETC. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

               (1) POWER OF COLLECTION AND LITIGATION. To collect, sue for and receive all sums of money coming due to the Trust, to employ counsel, and to commence, engage in, prosecute, intervene in, join, defend, compound, compromise, adjust or abandon, in the name of the Trust, any and all actions, suits, proceedings, disputes, claims, controversies, demands or other litigation or legal proceedings relating to the Trust, the business of the Trust, the Trust Property, or the Trustees, officers, employees, agents and other independent contractors of the Trust, in their capacity as such, at law or in equity, or before any other bodies or tribunals, and to compromise, arbitrate or otherwise adjust any dispute to which the Trust may be a party, whether or not any suit is commence or any claim shall have been made or asserted;

               (m) ISSUANCE AND REPURCHASE OF SHARES. To issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares of any Series, and, subject to Article VI hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares of any Series, any of the Fund Assets belonging to the Fund to which such Series relates, whether constituting capital or surplus or otherwise, to the full extent now or hereafter permitted by applicable law; PROVIDED, that any Shares belonging to the Trust shall not be voted, directly or indirectly;

               (n) OFFICES. To have one or more offices, and to carry on all or any of the operations and business of the Trust, in any of the States, Districts or Territories of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory or country;

               (o) EXPENSES. To incur and pay any and all such expenses and charges as they may deem advisable (including, without limitation, appropriate fees to themselves as Trustees), and to pay all such sums of money for which they may be held liable by way of damages, penalty, fine or otherwise;

               (p) AGENTS, ETC. To retain and employ any and all such servants, agents, employees, attorneys, brokers, investment advisers, accountants, escrow agents, depositories, consultants, ancillary trustees, custodians, agents for collection, insurers, banks and officers, as they think best for the business of the Trust or any Fund, to supervise and direct the acts of any of the same, and to fix and pay their compensation and define their duties;

               (q) ACCOUNTS. To determine, and from time to time change, the method or form in which the accounts of the Trust shall be kept;

               (r) VALUATION. Subject to the requirements of the 1940 Act, to determine from time to time the value of all or any part of the Trust Property and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue all or any part of the Trust Property in accordance with such appraisals or other information as is, in the Trustees' sole judgment, necessary and satisfactory;

               (s) INDEMNIFICATION. In addition to the mandatory indemnification provided for in Article VIII hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine; and

               (t) GENERAL. To do all such other acts and things and to conduct, operate, carry on and engage in such other lawful businesses or business activities as they shall in their sole and absolute discretion consider to be incidental to the business of the Trust or any Fund as an investment company, and to exercise all powers which they shall in their discretion consider necessary, useful or appropriate to carry on the business of the Trust or any Fund, to promote any of the purposes for which the Trust is formed, whether or not such things are specifically mentioned herein, in order to protect or promote the interests of the Trust or any Fund, or otherwise to carry out the provisions of this Declaration.

     Section 3.2 BORROWINGS; FINANCINGS; ISSUANCE OF SECURITIES. Subject to the requirements of the 1940 Act, the Trustees have power to borrow or in any other manner raise such sum or sums of money, and to incur such other indebtedness for goods or services, or for or in connection with the purchase or other acquisition of property, as they shall deem advisable for the purposes of the Trust, in any manner and on any terms, and to evidence the same by negotiable or nonnegotiable Securities which may mature at any time or times, even beyond the possible date of termination of the Trust; to issue Securities of any type for such cash, property, services or other considerations, and at such time or times and upon such terms, as they may deem advisable; and to reacquire any such Securities. Any such Securities of the Trust may, at the discretion of the Trustees, be made convertible into Shares of any Series, or may evidence the right to purchase, subscribe for or otherwise acquire Shares of any Series, at such times and on such terms as the Trustees may prescribe.

     Section 3.3 DEPOSITS. Subject to the requirements of the 1940 Act, the Trustees shall have power to deposit any moneys or Securities included in the Trust Property with any one or more banks, trust companies or other banking institutions, whether or not such deposits will draw interest. Such deposits are to be subject to withdrawal in such manner as the Trustees may determine, and the Trustees shall have no responsibility for any loss which may occur by reason of the failure of the bank, trust company or other banking institution with which any such moneys or Securities have been deposited, other than liability based on their gross negligence or willful fault.

     Section 3.4 ALLOCATIONS. The Trustees shall have power to determine whether moneys or other assets received by the Trust shall be charged or credited to income or capital, or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat any part of all of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or to apportion the same between income and capital, or to apportion the sale price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to be borne as between income and capital, whether or not in the absence of the power and authority conferred by this Section 3.4 such assets would be regarded as income or as capital or such expense or disbursement would be charged to income or to capital; to treat any dividend or other distribution on any investment as income or capital, or to apportion the same between income and capital; to provide or fail to provide reserves, including reserves for depreciation, amortization or obsolescence in respect of any Trust Property in such amounts and by such methods as they shall determine; to allocate less than all of the consideration paid for Shares of any Series to the shares of beneficial interest account of the Fund to which such Shares relate and to allocate the balance thereof to paid-in capital of that Fund, and to reallocate such amounts from time to time; all as the Trustees may reasonably deem proper.

     Section 3.5 FURTHER POWERS; LIMITATIONS. The Trustees shall have power to do all such other matters and things, and to execute all such instruments, as they deem necessary, proper or desirable in order to carry out, promote or advance the interests of the Trust, although such matters or things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with the Trust Property. The Trustees may limit their right to exercise any of their powers through express restrictive provisions in the instruments evidencing or providing the terms for any Securities of the Trust or in other contractual instruments adopted on behalf of the Trust.

                                   ARTICLE IV

                              TRUSTEES AND OFFICERS

                  Section 4.1  NUMBER, DESIGNATION, ELECTION, TERM, ETC.

                  (a) INITIAL TRUSTEE. Upon his execution of this Declaration of Trust or a counterpart hereof or some other writing in which he accepts such Trusteeship and agrees to the provisions hereof, the individual whose signature is affixed hereto as Initial Trustee shall become the Initial Trustee hereof.

                  (b) NUMBER. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase (to not more than fifteen
         (15)) or decrease the number of Trustees to a number other than the number theretofore determined by a written instrument signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 4.1.

                  (c)  ELECTION AND TERM.  The Trustees  shall be elected by the
         Shareholders of the Trust at the first meeting of Shareholders immediately prior to the date that the Trust acquires assets in addition to the one hundred dollars contributed by the Settlor and the term of office of any Trustees in office before such election shall terminate at the time of such election. Subject to Section 16(a) of the 1940 Act and to the preceding sentence of this subsection (c), the Trustees shall have the power to set and alter the terms of office of the Trustees, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration, to elect their own successors and, pursuant to subsection (f) of this Section 4.1, to appoint Trustees to fill vacancies; PROVIDED, that Trustees shall e elected by a Majority Shareholder Vote at any such time or times as the Trustees shall determine that such action is required under Section 16(a) of the 1940 Act or, if not so required, that such action is advisable; and FURTHER PROVIDED, that, after the initial election of Trustees by the Shareholders, the term of office of any incumbent Trustee shall continue until the termination of this Trust or his earlier death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until the election of such Trustee's successor in office has become effective in accordance with this subsection (c).

                  (d) RESIGNATION AND RETIREMENT. Any Trustee may resign his trust or retire as a Trustee, by a written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

                  (e) REMOVAL. Any Trustee may be removed with or without cause at any time: (i) by vote of Shareholders holding not less than a majority of the Shares of each Series then outstanding, cast in person or by proxy at any meeting called for the purpose; or (ii) by a written declaration signed by Shareholders holding not less than a majority of the Shares of each Series then outstanding and filed with the Trust's Custodian.

                  (f) VACANCIES. Any vacancy or anticipated vacancy resulting from any reason, including an increase in the number of Trustees, may (but need not unless required by the 1940 Act) be filled by a Majority of the Trustees through the appointment in writing of such other individual as such remaining Trustees in their discretion shall determine; PROVIDED, that after filling any such vacancy, at least two-thirds of the Trustees then holding office shall have been elected to their offices by the Shareholders; and, PROVIDED FURTHER, that if there shall be not Trustees in office, such vacancy or vacancies shall be filled by vote of the Shareholders. Any such appointment or election shall be effective upon such individual's written acceptance of his appointment as a Trustee and his agreement to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in the number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in the number of Trustees.

                  (g) ACCEPTANCE OF TRUSTS. Any individual appointed as a Trustee under subsection (f), and any individual elected as a Trustee under subsection (c), of this Section 4.1 who was not, immediately prior to such election, acting as a Trustee, shall accept such appointment or election in writing and agree in such writing to be bound by the provisions hereof, and whenever such individual shall have executed such writing and any conditions to such appointment or election shall have been satisfied, such individual shall become a Trustee and the Trust Property shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

                  (h) EFFECT OF DEATH, RESIGNATION, ETC. No vacancy, whether resulting from the death, resignation, retirement, removal or incapacity of any Trustee, an increase in the number of Trustees or otherwise, shall operate to annul or terminate the Trust hereunder or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust. Until such vacancy is filled as provided in this Section 4.1, the Trustees in office (if any), regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. A written instrument certifying the existence of such vacancy signed by a Majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

                  (i) CONVEYANCE. In the event of the resignation or removal of a Trustee or his otherwise ceasing to be a Trustee, such former Trustee or his legal representative shall, upon request of the continuing Trustees, execute and deliver such documents as may be required for the purpose of consummating or evidencing the conveyance to the Trust or the remaining Trustees of any Trust Property held in such former Trustee's name, but the execution and delivery of such documents shall not be requisite to the vesting of title to the Trust Property in the remaining Trustees, as provided in subsection (g) of this Section 4.1 and in Section 4.13 hereof.

                  (j) NO ACCOUNTING. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no Person ceasing to be a Trustee (nor the estate of any such Person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

                  (k) FILINGS. Whenever there shall be a change in the composition of the Trustees, the Trust shall cause to be filed in the office of the Secretary of The Commonwealth of Massachusetts and in each other place where the Trust is required to file amendments to this Declaration a copy of (i) the instrument by which (in the case of the appointment of a new Trustee, or the election of an individual who was not theretofore a Trustee) the new Trustee accepted his appointment or election and agreed to be bound by the terms of this Declaration, or (in the case of a resignation) by which the former Trustee resigned as such, together in either case with a certificate of one of the other Trustees as to the circumstances of such election, appointment or resignation, or (ii) in the case of the removal or death of a Trustee, a certificate of one of the Trustees as to the fact of such removal or death.

     Section 4.2 TRUSTEES' MEETINGS; PARTICIPATION BY TELEPHONE, ETC. An annual meeting of Trustees shall be held each fiscal year of the Trust and special meetings may be held from time to time, in each case, upon the call of such officers as may be thereunto authorized by the Bylaws or vote of the Trustees, or by any two (2) Trustees, or pursuant to a vote of the Trustees adopted at a duly constituted meeting of the Trustees, and upon such notice as shall be provided in the Bylaws. The Trustees may act with or without a meeting, and a written consent to any matter, signed by a Majority of the Trustees, shall be equivalent to action duly taken at a meeting of the Trustees, duly called and held. Except as otherwise provided by the 1940 Act or other applicable law, or by this Declaration of Trust or the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a Majority of the Trustees, being present), within or without Massachusetts. If authorized by the Bylaws, all or any one or more Trustees may participate in a meeting of the Trustees or any Committee thereof by means of conference telephone or similar means of communication by means of which all Persons participating in the meeting can hear each other, and participation in a meeting pursuant to such means of communication shall constitute presence in person at such meeting. The minutes of any meeting thus held shall be prepared in the same manner as a meeting at which all participants were present in person.

     Section 4.3 COMMITTEES; DELEGATION. The Trustees shall have power, consistent with their ultimate responsibility, to supervise the affairs of the Trust, to delegate from time to time to an Executive committee, and to one or more other Committees, or to any single Trustee or to any other Person, the doing of such things and the execution of such deeds or other instruments, either in the name of the Trust or the names of the Trustees or as their attorney or attorneys in fact, or otherwise as the Trustees may from time to time deem expedient, and any agreement, deed, mortgage, lease or other instrument or writing executed by the Trustee or Trustees or other Person to whom such delegation was made shall be valid and binding upon the Trustees and upon the Trust.

     Section 4.4 ADVISORY TRUSTEES. The Trustees may appoint one or more Advisory Trustees for the purpose of advising the Trustees in such matters as the Trustees may request. Such

Advisory Trustees shall meet and confer at such times and places as the Trustees may specify, including, if the Trustees so request, with the Trustees at annual and special meetings of the Trustees, provided that no Advisory Trustee shall be entitled to vote at any meeting of the Trustees and the actions or decisions of Advisory Trustees shall be advisory only. Advisory Trustees shall be entitled to such compensation, if any, as may be determined by the Trustees.

     Section 4.5 OFFICERS. The Trustees shall annually elect such offices or agents who shall have such powers, duties and responsibilities as the Trustees may deem to be advisable, and as they shall specify by resolution or in the Bylaws. Except as may be provided in the Bylaws, any officer elected by the Trustees may be removed at any time with or without cause. Any two (2) or more offices may be held by the same individual.

     Section 4.6 COMPENSATION OF TRUSTEES AND OFFICERS. The Trustees shall fix the compensation of all officers and Trustees. Without limiting the generality of any of the provisions hereof, the Trustees shall be entitled to receive reasonable compensation for their general services as such, and to fix the amount of such compensation, and to pay themselves or any one or more of themselves such compensation for special services, including legal, accounting, or other professional services, as they in good faith may deem reasonable. No Trustee or officer resigning and (except where a right to receive compensation for a definite future period shall be expressly provided in a written agreement with the Trust, duly approved by the Trustees) no Trustee or office removed shall have any right to any compensation as such Trustee or officer for any period following his resignation or removal, or any right to damages on account of his removal, whether his compensation be by the month, by the year or otherwise.

     Section 4.7 OWNERSHIP OF SHARES AND SECURITIES OF THE TRUST. Any Trustee, and any officer, employee or agent of the Trust, and any organization in which any such Person is interested, may acquire, own, hold and dispose of Shares of any Series and other Securities of the Trust for his or its individual account, and may exercise all rights of a holder of such Shares or Securities to the same extent and in the same manner as if such Person were not such a Trustee, officer, employee or agent of the Trust; subject, in the case of Trustees and officers, to the same limitations as directors or officers (as the case may be) of a Massachusetts business corporation; and the Trust may issue and sell or cause to be sold and may purchase any such Shares or other Securities from any such Person or any such organization, subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Series or other Securities of the Trust generally.

     Section 4.8 RIGHT OF TRUSTEES AND OFFICERS TO OWN PROPERTY OR TO ENGAGE IN BUSINESS; AUTHORITY OF TRUSTEES TO PERMIT OTHERS TO DO LIKEWISE. The Trustees, in their capacity as Trustees, and (unless otherwise specifically directed by vote of the Trustees) the officers of the Trust in their capacity as such, shall not be required to devote their entire time to the business and affairs of the Trust. Except as otherwise specifically provided by vote of the Trustees, or by agreement in any particular case, any Trustee or officer of the Trust may acquire, own, hold and dispose of, for his own individual account, any property, and acquire, own, hold, carry on and dispose of, for his own individual account, any business entity or business activity, whether similar or dissimilar to any property or business entity or business activity invested in or carried on by the Trust, and without first offering the same as an investment opportunity to the Trust, and may exercise all rights in respect thereof as if he were not a Trustee or officer of the Trust. The Trustees shall also have power, generally or in specific cases, to permit employees or agents of the Trust to have the same rights (or lesser rights) to acquire, hold, own and dispose of property and businesses, to carry on businesses, and to accept investment opportunities without offering them to the Trust, as the Trustees have by virtue of this
Section 4.7.

     Section 4.9 RELIANCE ON EXPERTS. The Trustees and officers may consult with counsel, engineers, brokers, appraisers, auctioneers, accountants, investment bankers, securities analysts or other Persons (any of which may be a firm in which one or more of the Trustees or officers is or are members or otherwise interested) whose profession gives authority to a statement made by them on the subject in question, and who are reasonably deemed by the Trustees or officers in question to be competent, and the advice or opinion of such Persons shall be full and complete personal protection to all of the Trustees and officers in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees and officers, when acting in good faith, may rely upon financial statements of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position of the Trust. The Trustees and officers may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

     Section 4.10 SURETY BONDS. No Trustee, officer, employee or agent of the Trust shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties, unless required by applicable law or regulation, or unless the Trustees shall otherwise determine in any particular case.

     Section 4.11 APPARENT AUTHORITY OF TRUSTEES AND OFFICERS. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, or to make inquiry concerning or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of such officer.

     Section 4.12 OTHER RELATIONSHIPS NOT PROHIBITED. The fact that:

                  (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party (as defined in Section 5.2 hereof), or of or for any parent or affiliate of any Contracting Party, or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Fund, or that

                  (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnership, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee of officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or to the holders of Shares of any Series; PROVIDED that, in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee or officer of the Trust, either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested or interest (even though such unrelated or disinterested Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is entered into by the Shareholders.

     Section 4.13 PAYMENT OF TRUST EXPENSES. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, and according to any allocation to particular Funds made by them pursuant ot Section 6.2(b) hereof, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the business and affairs of the Trust of in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Investment Adviser, Administrator, Distributor, Principal Underwriter, auditor, counsel, Custodian, Transfer Agent, Dividend Disbursing Agent, Accounting Agent, Shareholder Servicing Agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

     Section 4.14 OWNERSHIP OF THE TRUST PROPERTY. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or of any particular Fund, or in the name of any other Person as nominee, on such terms as the Trustees may determine; PROVIDED that the interest of the Trust and of the respective Fund therein is appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office of a Trustee as provided in Section 4.1(c),
(d) or (e) hereof, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to Section 4.1(i) hereof.


                                    ARTICLE V

                    DELEGATION OF MANAGERIAL RESPONSIBILITIES

     Section 5.1 APPOINTMENT; ACTION BY LESS THAN ALL TRUSTEES. The Trustees shall be responsible for the general operating policy of the Trust and for the general supervision of the business of the Trust conducted by officers, agents, employees or advisers of the Trust or by independent contractors, but the Trustees shall not be required personally to conduct all the business of the Trust and, consistent with their ultimate responsibility as stated herein, the Trustees may appoint, employ or contract with one or more officers, employees and agents to conduct, manage and/or supervise the operations of the Trust, and may grant or delegate such authority to such officers, employees and/or agents as the Trustees may, in their sole discretion, deem to be necessary or desirable, without record to whether such authority is normally granted or delegated by trustees.

     Section 5.2 CERTAIN CONTRACTS. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time in their discretion and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals ("CONTRACTING PARTY"), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or any Fund, and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below, as the Trustees may deem appropriate:

                  (a) ADVISORY. An investment advisory or management agreement whereby the Investment Adviser shall undertake to furnish the Trust such management, investment advisory or supervisory, administrative, accounting, legal, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable, all upon such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act or any applicable provisions of the Bylaws. Any such advisory or management agreement and any amendment thereto shall be subject to approval by a Majority Shareholder Vote at a meeting of the
         Shareholders of the Trust. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer or employee of the Trust or any Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval of continuance of any such investment advisory or management agreement. If the Shareholders of any Fund should fail to approve any such investment advisory or management agreement, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any other Fund whose Shareholders shall have approved such contract.

                  (b) ADMINISTRATION. An agreement whereby the agent, subject to the general supervision of the Trustees and in conformity with any policies of thge Trustees with respect to the operations of the Trust and each Fund, will supervise all or any part of the operations of the Trust and each Fund, and will provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Fund (any such agent being herein referred to as an "ADMINISTRATOR").

                  (c) DISTRIBUTION. An agreement providing for the sale of Shares of any one or more Series to net the Trust not less than the net asset value per Share (as described in Section 6.2(h) hereof) and pursuant to which the Trust may appoint the other party to such agreement as its principal underwriter or sales agent for the distribution of such Shares. The agreement shall contain such terms and conditions as the Trustees may in their discretion determine to be not inconsistent with this Declaration, the applicable provisions of the 1940 Act and any applicable provisions of the Bylaws (any such agent being herein referred to as a "DISTRIBUTOR" or a "PRINCIPAL UNDERWRITER," as the case may be).

                  (d) CUSTODIAN. The appointment of a bank or trust company having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) as custodian of the Securities and cash of the Trust and of each Fund and of the accounting records in connection therewith (any such agent being herein referred to as a "CUSTODIAN").

                  (e) TRANSFER AND DIVIDEND DISBURSING AGENCY. An agreement with a agent to maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof (any such agent being herein referred to as a "TRANSFER AGENT"), and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends (any such agent being herein referred to as a "DIVIDEND DISBURSING AGENT").

                  (f) Shareholder Servicing. An agreement with an agent to provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters (any such agent being herein referred to as a "SHAREHOLDER SERVICING AGENT").

                  (g) ACCOUNTING. An agreement with an agent to handle all or any part of the accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise (any such agent being herein referred to as an "ACCOUNTING AGENT".

The same Person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub- contractual arrangements relative to any of the matters referred to in subsections (a) through (g) of this Section 5.2.


                                   ARTICLE VI

                                FUNDS AND SHARES

         Section 6.1  DESCRIPTION OF FUNDS AND SHARES.

                  (a) SHARES; FUNDS; SERIES OF SHARES. The beneficial interest in the Trust shall be divided into Shares having a nominal or par value of one cent ($.01) per Share, and all of the one class, of which an unlimited number may be issued. The Trustees shall have the authority from time to time to establish and designate one or more separate, distinct and independent Funds into which the assets of the Trust shall be divided, and to authorize a separate Series of Shares for each such Fund (each of which Series, including without limitation each Series authorized in Section 6.2 hereof, shall represent interests only in the Fund with respect to which such Series was authorized), as they deem necessary or desirable. Except as otherwise provided as to a particular Fund herein, or in the Certificate of Designation therefor, the Trustees shall have all the rights and powers, and be subject to all the duties and obligations, with respect to each such Fund and the assets and affairs thereof as they have under this Declaration with respect to the Trust and the Trust Property in general.

                  (b) ESTABLISHMENT, ETC. OF FUNDS; AUTHORIZATION OF SHARES. The establishment and designation of any Fund in addition to the Fund established and designated in Section 6.2 hereof and the authorization of the Shares thereof shall be effective upon the execution by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Fund and the manner in which the same may be amended (a "CERTIFICATE OF DESIGNATION"), and may provide that the number of Shares of such Series which may be issued is unlimited, or may limit the number issuable. At any time that there are no Shares outstanding of any particular Fund previously established and designated, including any Fund established and designated in Section
         6.2 hereof, the Trustees may by an instrument executed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) terminate such Fund and the establishment and designation thereof and the authorization of its Shares (a "CERTIFICATE OF TERMINATION"). Each Certificate of Designation, Certificate of Termination and any instrument amending a Certificate of Designation shall have the status of an amendment to this Declaration of Trust, and shall be filed and become effective as provided in Section 9.4 hereof.

                  (c) CHARACTER OF SEPARATE FUNDS AND SHARES THEREOF. Each Fund established hereunder shall be a separate component of the assets of the Trust, and the holders of Shares of the Series representing the beneficial interest in the assets of that Fund shall be considered Shareholders of such Fund, but such Shareholders shall also be considered Shareholders of the Trust for purposes of receiving reports and notices and, except as otherwise provided herein or in the Certificate of Designation of a particular Fund as to such Fund, or as required by the 1940 Act or other applicable law, the right to vote, all without distinction by Series. The Trustees shall have exclusive power without the requirement of Shareholder approval to establish and designate such separate and distinct Funds, and to fix and determine the relative rights and preferences as between the shares of the respective Funds as to rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the Shareholders of the several Funds shall have separate voting rights or no voting rights.

                  (d) CONSIDERATION FOR SHARES. The Trustees may issue Shares of any Series for such consideration (which may include property subject to, or acquired in connection with the assumption, liabilities) and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in Section 6.2(h) hereof). The Trustees may classify or reclassify any unissued Shares, or any Shares of any Series previously issued and reacquired by the Trust, into Shares of one or more other Funds that may be established and designated from time to time.

     Section 6.2 ESTABLISHMENT AND DESIGNATION OF THE JANUS FUND; GENERAL PROVISIONS FOR ALL FUNDS. Without limiting the authority of the Trustees set forth in Section 6.1(a) hereof to establish and designate further Funds, there is hereby established and designated the Janus Fund. The Shares of such Fund, and the Shares of any further Fund that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Fund at the time of establishing and designating the same) have the following relative rights and preferences:

                  (a) ASSETS BELONGING TO FUNDS. Any portion of the Trust Property allocated to a particular Fund, and all consideration received by the Trust for the issue or sale of Shares of such Fund, together with all assets in which such consideration is invested or reinvested, all interest, dividends, income, earnings, profits and gains therefrom, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held by the Trustees in trust for the benefit of the holders of Shares of that Fund and shall irrevocably belong to that Fund for all purposes, and shall be so recorded upon the books of account of the Trust, and the Shareholders of such Fund shall not have, and shall be conclusively deemed to have waived, any claims to the assets of any Fund of which they are not Shareholders. Such consideration, assets, interest, dividends, income, earnings, profits, gains and proceeds, together with any General Items allocated to that Fund as provided in the following sentence, are herein referred to collectively as "FUND ASSETS" of such Fund, and as assets "BELONGING TO" that Fund. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Fund (collectively "GENERAL ITEMS"), the Trustees shall allocate such General Items to and among any one or more of the Funds established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Items so allocated to a particular Fund shall belong to and be part of the Fund Assets of that Fund. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Funds for all purposes.

                  (b) LIABILITIES OF FUNDS. The assets belonging to each particular Fund shall be charged with the liabilities in respect of that Fund and all expenses, costs, charges and reserves attributable to that Fund, and any general liabilities, expenses, costs, charges or reserves attributable to that Fund, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular Fund shall be allocated and charged by the Trustees to and among any one or more of the Funds established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The indebtedness, expenses, costs, charges and reserves allocated and so charged to a particular Fund are herein referred to as "LIABILITIES OF" that Fund. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Funds for all purposes. Any creditor of any Fund may look only to the assets of that Fund to satisfy such creditor's debt.

                  (c) DIVIDENDS. Dividends and distributions on Shares of a particular Fund may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that Fund, from such of the income, accrued or realized, and capital gains, realized or unrealized, and out of the assets belonging to that Fund, as the Trustees may determine, after providing for actual and accrued liabilities of that Fund. All dividends and distributions on Shares of a particular Fund shall be distributed pro rata to the Shareholders of that Fund in proportion to the number of such Shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure, or that dividends or distributions shall be payable on Shares which have been tendered by the holder thereof for redemption or repurchase, but the redemption or repurchase proceeds of which have not yet been paid to such Shareholder. Such dividends and distributions may be made in cash or Shares of that Fund or a combination thereof as determined by the Trustees, or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with subsection (h) of this Section 6.2.

                  (d) LIQUIDATION. In the event of the liquidation or dissolution of the Trust, the Shareholders of each Fund of which Shares are outstanding shall be entitled to receive, when and as declared by the Trustees, the excess of the Fund Assets over the liabilities of such Fund. The assets so distributable to the Shareholders of any particular Fund shall be distributed among such Shareholders in proportion to the number of Shares of that Fund held by them and recorded on the books of the Trust. The liquidation of any particular Fund may be authorized by vote of a Majority of the Trustees, subject to the affirmative vote of "a majority of the outstanding voting securities" of that Fund, as the quoted phrase is defined in the 1940 Act, determined in accordance with clause (iii) of the definition of "MAJORITY SHAREHOLDER VOTE" in Section 1.4 hereof.

                  (e) VOTING. The Shareholders shall have the voting rights set forth in or determined under Article VII hereof.

                  (f) REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Fund shall have the right at such times as may be permitted by the Trust, but no less frequently than once a week, to require the Trust to redeem all or any part of his Shares of that Fund at a redemption price equal to the net asset value per Share of that Fund next determined in accordance with subsection (h) of this Section 6.2 after the Shares are properly tendered for redemption; PROVIDED that the Trustees may from time to time, in their discretion, determine and impose a fee for such redemption. Payment of the redemption price shall be in cash; PROVIDED, HOWEVER, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in Securities or other assets belonging to such Fund at the value of such Securities or assets used in such determination of net asset value. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Fund to require the Trust to redeem Shares of that Fund during any period or at any time when and to the extent permissible under the 1940 Act.

                  (g) REDEMPTION AT THE OPTION OF THE TRUST. Each Shares of any Fund shall be subject to redemption at the option of the Trust at the redemption price which would be applicable if such Share were then being redeemed by the Shareholder pursuant to subsection (f) of this
         Section 6.2: (i) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the Shares of the Trust or of any Fund, or (ii) upon such other conditions with respect to maintenance of Shareholder accounts of a minimum amount as may from time to time be determined by the Trustees and set forth in the then current Prospectus of such Fund. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

                  (h) NET ASSET VALUE. The net asset value per Share of any Fund at any time shall be the quotient obtained by dividing the value of the net assets of such Fund at such time (being the current value of the assets belonging to such Fund, less its then existing liabilities) by the total number of Shares of that Fund then outstanding, all determined i accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time. The Trustees may determine to maintain the net asset value per Share of any Fund at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declaration of income attributable to that Fund as dividends payable in additional Shares of that Fund at the designated constant dollar amount and for the handling of any losses attributable to that Fund. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the shares of beneficial interest account of that Fund his pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per share of that Fund to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have expressly agreed, by his investment in any Fund with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

                  (i) TRANSFER. All Shares of each particular Fund shall be transferable, but transfers of Shares of a particular Fund will be recorded on the Share transfer records of the Trust applicable to that Fund only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Fund and at such other times as may be permitted by the Trustees.

                  (j) EQUALITY. All Shares of each particular Fund shall represent an equal proportionate interest in the assets belonging to that Fund (subject to the liabilities of that Fund), and each Share of any particular Fund shall be e1ual to each other Share thereof; but the provisions of this sentence shall not restrict any distinctions permissible under subsection (c) of this Section 6.2 that may exist with respect to dividends and distributions on Shares of the same Fund. The Trustees may from time to time divide or combine the Shares of any particular Fund into a greater or lesser number of Shares of that Fund without thereby changing the proportionate beneficial interest in the assets belonging to that Fund or in any way affecting the rights of the holders of Shares of any other Fund.

                  (k) RIGHTS OF FRACTIONAL SHARES. Any fractional Share of any Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust or of the Fund to which they pertain.

                  (l) CONVERSION RIGHTS. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any Fund shall have the right to convert said Shares into Shares of one or more other Funds in accordance with such requirements and procedures as the Trustees may establish.

                  Section 6.3 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or of a Transfer Agent or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series that has been authorized. Certificates evidencing the ownership of Shares need not be issued except as the Trustees may otherwise determine from time to time, and the Trustees shall have power to call outstanding Share certificates and to replace them with book entries. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any Transfer Agent or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Fund held from time to time by each such Shareholder.

     The holders of Shares of each Fund shall upon demand disclose to the Trustees in writing such information with respect to their direct and indirect ownership of Shares of such Fund as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other authority.

     Section 6.4 INVESTMENTS IN THE TRUST. The Trustees may accept investments in any Fund of the Trust from such Persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any Distributor, Principal Underwriter, Custodian, Transfer Agent or other Person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares, whether or not conforming to such authorized terms.

     Section 6.5 NO PREEMPTIVE RIGHTS. No Shareholder, by virtue of holding Shares of any Fund, shall have any preemptive or other right to subscribe to any additional Shares of that Fund, or to any shares of any other Fund, or any other Securities issued by the Trust.

     Section 6.6 STATUS OF SHARES. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. Shares shall be deemed to be personal property, giving only the rights provided herein. Ownership of Shares shall not entitled the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Fund, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Declaration of Trust.

                                   ARTICLE VII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 7.1 VOTING POWERS.  The Shareholders  shall have power to vote only
(i) for the  election or removal of Trustees as provided in Sections  4.1(c) and
(e) hereof, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a Contracting Party as provided in Section 5.2 hereof as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Fund to the extent and as provided in Sections 9.1 and 9.2 hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section
9.3 hereof, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Fund, or the Shareholders of any of them (PROVIDED, HOWEVER, that a Shareholder of a particular Fund shall not in any event be entitled to maintain a derivative or class action on behalf of any other Fund or the Shareholders thereof), and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any State, or as the Trustees may consider necessary or desirable. If and to the extent that the Trustees shall determine that such action is required by law, they shall cause each matter required or permitted to be voted upon at a meeting or by written consent of Shareholders to be submitted to a separate vote of the outstanding Shares of each Fund entitled to vote thereon; PROVIDED that (i) when expressly required by this Declaration or by the 1940 Act, actions of Shareholders shall be taken by Single Class Voting of all outstanding Shares of each Series whose holders are entitled to vote thereon; and (ii) when the Trustees determine that any matter to be submitted to a vote of Shareholders affects only the rights or interests of Shareholders of one or more but not all Funds, then only the Shareholders of the Funds so affected shall be entitled to vote thereon.

     Section 7.2 NUMBER OF VOTES AND MANNER OF VOTING; PROXIES. On each matter submitted to a vote of the Shareholders, each holder of Shares of any Series shall be entitled to a number of votes equal to the number of Shares of such Series standing in his name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two (2) or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by Shareholders.

     Section 7.3 MEETINGS. Meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided, or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least ten (10) days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. The Trustees shall promptly call and give notice of a meeting of Shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by Shareholders holding not less than ten percent (10%) of the Shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of thirty (30) days after written application by Shareholders holding at least ten percent (10%) of the Shares then outstanding requesting that a meeting be called for any other purpose requiring action by the Shareholders as provided herein or in the Bylaws, then Shareholders holding at least ten percent (10%) of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

     Section 7.4 RECORD DATES. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than ninety (90) days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his

Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

     Section 7.5 QUORUM AND REQUIRED VOTE. Thirty percent (30%) of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A Majority Shareholder Vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the Bylaws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the Shares of one or more particular Series.

     Section 7.6 ACTION BY WRITTEN CONSENT. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if Shareholders who held at least thirty percent (30%) of the Shares entitled to vote on the matter (or such larger proportion thereof or of the Shares of any particular Series as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the Bylaws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     Section 7.7 INSPECTION OF RECORDS. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

     Section  7.8  ADDITIONAL   PROVISIONS.   The  Bylaws  may  include  further
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.


                                  ARTICLE VIII

                    LIMITATION OF LIABILITY; INDEMNIFICATION

     Section 8.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Fund, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person, or Persons in connection with the assets or affairs of the Trust or of any Fund, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (of if the matter relates only to a particular Fund, that Fund) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Fund in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Fund, and all Persons dealing with the Trust or any Fund shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Fund Assets of such Fund, as the case may be, for the payment or performance thereof.

     The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate, or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Fund in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Fund Assets of any Fund to the obligations of any other Fund.

     Section 8.2 TRUSTEES' GOOD FAITH ACTION; EXPERT ADVICE; NO BOND OR SURETY. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser,

Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

     Section 8.3 INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Fund of which such Shareholder or former Shareholder is or was the holder of Shares) to b held harmless from and indemnified against all loss and expense arising from such liability.

     Section 8.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "COVERED PERSON"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or my have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "DISABLING CONDUCT"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a) (19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED that the Covered Person shall have undertaken to repay the amounts so paid to such Fund or Funds if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (i) Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     Section 8.5 COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, such indemnification for said payment and for any other expenses shall be provided if such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Section 8.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, a "DISINTERESTED" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

     Section 8.7 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of ny payments made or property transferred to the Trust or upon its order.


                                   ARTICLE IX

                      DURATION; REORGANIZATION; AMENDMENTS

     Section 9.1 DURATION AND TERMINATION OF TRUST. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Fund or Series of Shares shall operate to terminate the Trust. The Trust may be terminated at any time by a Majority of the Trustees, subject to the favorable vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Fund of the Trust, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, or by such greater or different vote of Shareholders of any Series as may be established by the Certificate of Designation by which such Series was authorized. Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash, Securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, in conformity with the provisions of Section 6.2(d) hereof.

     Section 9.2 REORGANIZATION. The Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Funds, to another Trust, partnership, association or corporation organized under the laws of any State of the United States, or may transfer such assets to another Fund of the Trust, in exchange for cash, Shares or other Securities (including, in the case of a transfer to another Fund of the Trust, Shares of such other Fund), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Fund with any other trust or any corporation, partnership, or association organized under the laws of any State of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a Majority of the Trustees and approved by the affirmative vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Fund whose assets are affected by such transaction, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, and/or by such other vote of any Series as may be established by the Certificate of Designation with respect to such Series. Following such transfer, the Trustees shall distribute the cash, Shares or other Securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various Funds of which the assets have so been transferred) among the Shareholders of the Fund of which the assets have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated. Nothing in this Section 9.2 shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations, and to sell, convey or transfer less than substantially all of the Trust Property or the assets belonging to any Fund to such organizations or entities.

     Section 9.3 AMENDMENTS; ETC. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or the prohibition of assessment upon the Shareholders (otherwise than as permitted under Section 6.2(h)) without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of all Shareholders may be adopted at any time by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to a vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with Section 7.1 hereof of Shareholders holding a majority of all the Shares outstanding and entitled to vote, without regard to Series, or if said amendment adversely affects the rights of the Shareholders of less than all of the Funds, by the vote of the holders of a majority of all the Shares entitled to vote of each Fund so affected. Subject to the foregoing, any such amendment shall be effective when the instrument containing the terms thereof and a certificate (which may be a part of such instrument) to the effect that such amendment has been duly adopted, and setting forth the circumstances thereof, shall have been executed and acknowledged by a Trustee or officer of the Trust and filed as provided in Section 9.4 hereof.

     Section 9.4 FILING OF COPIES OF DECLARATION AND AMENDMENTS. The original or a copy of this Declaration and of each amendment hereto (including each Certificate of Designation and Certificate of Termination), as well as the certificates called for by Section 4.1(k) hereof as to changes in the Trustees, shall be kept at the office of the Trust where it may be inspected by any Shareholder, and one copy of each such instrument shall be filed with the Secretary of The Commonwealth of Massachusetts, as well as with any other governmental office where such filing may from time to time be required by the laws of Massachusetts. A restated Declaration, integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a Majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.1 GOVERNING LAW. This Declaration of Trust is executed and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

     Section 10.2 COUNTERPARTS. This Declaration of Trust and any amendment hereto may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section 10.3 RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records in the office of the Secretary of The Commonwealth of Massachusetts appears to be a Trustee hereunder, certifying to:
(a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration of Trust, (e) the form of any Bylaw adopted, or the identity of any officers elected, by the Trustees, or (f) the existence or non existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees, or any of them, and the Successors of such Person.

     Section 10.4 REFERENCES; HEADINGS. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part of this Declaration or control or affect the meaning, construction or effect hereof.

     Section 10.5 PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

                  (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with requirements of the 1940 Act, would be inconsistent with any of the conditions necessary for qualification of the Trust as a regulated investment company under the United States Internal Revenue Code or is inconsistent with other applicable laws and regulations, such provision shall be deemed never to have constituted a part of this Declaration, PROVIDED that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such validity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     Section 10.6 USE OF THE NAME "JANUS." Janus Capital Corporation ("JANUS") has consented to the use by the Trust and by each Fund and each Series thereof to the identifying work "Janus" in the name of the Trust and of each Fund and Series Thereof. Such consent is conditioned upon the Trust's employment of Janus as investment adviser to the Trust and to each Fund and each Series thereof. As between Janus and the Trust, Janus shall control the use of such name insofar as such name contains the identifying work "Janus." Janus may from time to time use the identifying work "Janus" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Janus may require the Trust or any Fund or Series thereof to cease using the identifying work "Janus" in the name of the Trust or any Fund or any Series thereof if the Trust or any Fund or Series thereof ceases to employ Janus or a subsidiary or affiliate thereof as investment adviser.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal, for himself and his assigns, and has thereby accepted the Trusteeship as the Initial Trustee of Janus Trust hereby granted and agreed to the provisions hereof, all as of the day and year first above written.


                                        /s/ Thomas E. Weesner
                                        Thomas E. Weesner

     The undersigned Settlor of Janus Trust, hereby accepts, approves and authorizes the foregoing Agreement and Declaration of Trust of Janus Trust.

Dated:  February 11, 1986


                                        /s/ Bryan G. Tyson
                                        Bryan G. Tyson

                                 ACKNOWLEDGMENTS


                            M A S S A C H U S E T T S

Suffolk, ss:                                                   February 11, 1986


         Then personally appeared the above named Thomas E. Weesner and acknowledged the foregoing instrument to be his free act and deed.

         Before me,


                                        /s/ Frances R. DiPietro
                                        Notary Public

                                        My Commission Expires: January 22, 1993




                            M A S S A C H U S E T T S

Suffolk, ss:                                                   February 11, 1986


         Then   personally   appeared   the  above  named  Bryan  G.  Tyson  and
acknowledged the foregoing instrument to be his free act and deed.

         Before me,


                                        /s/ Frances R. DiPietro
                                        Notary Public

                                        My Commission Expires:  January 22, 1993

                              ACCEPTANCE OF TRUSTS

         The undersigned George M. Berman, of Lexington, Massachusetts, having been duly appointed a Trustee of Janus Investment Fund, does hereby accept the trust established under the Agreement and Declaration of Trust between Bryan G. Tyson, of Brookline, Massachusetts, as Settlor, and Thomas E. Weesner, of Boston, Massachusetts, under which such Trust has been established, and does agree faithfully to perform the duties of a Trustee of Janus Investment Fund in accordance with the terms of such Agreement and Declaration of Trust, to the best of his ability.


                                        /s/ George M. Berman
                                        George M. Berman


STATE OF MASSACHUSETTS)
                      :
COUNTY OF MIDDLESEX   )


         On this 7th day of March, 1986, before me personally came George M. Berman, to me known, and known to me to be the person described in and who executed the foregoing Acceptance of Trusts, and acknowledged that he had executed the same as his free act and deed.


                                        /s/______________________
                                        Notary Public

                                        My Commission Expires: August 20, 1987

                              ACCEPTANCE OF TRUSTS

         The undersigned Gary O. Loo, of Colorado Springs, Colorado, having been duly appointed a Trustee of Janus Investment Fund, does hereby accept the trust established under the Agreement and Declaration of Trust between Bryan G. Tyson, of Brookline, Massachusetts, as Settlor, and Thomas E. Weesner, of Boston, Massachusetts, under which such Trust has been established, and does agree faithfully to perform the duties of a Trustee of Janus Investment Fund in accordance with the terms of such Agreement and Declaration of Trust, to the best of his ability.

                                        /s/ Gary O. Loo
                                        Gary O. Loo

STATE OF COLORADO)
                 :
COUNTY OF EL PASO)


         On this 19th day of February, 1986, before me personally came Gary O. Loo, to me known, and known to me to be the person described in and who executed the foregoing Acceptance of Trusts, and acknowledged that he had executed the same as his free act and deed.


                                        /s/ Margaret R. Buchanan
                                        Notary Public

                                        My Commission Expires: 3/3/88
                                        6714 Dublin Loop W.
                                        Colorado Springs, CO 80918

                              ACCEPTANCE OF TRUSTS

         The undersigned Dennis B. Mullen, of Scottsdale, Arizona, having been duly appointed a Trustee of Janus Investment Fund, does hereby accept the trust established under the Agreement and Declaration of Trust between Bryan G. Tyson, of Brookline, Massachusetts, as Settlor, and Thomas E. Weesner, of Boston, Massachusetts, under which such Trust has been established, and does agree faithfully to perform the duties of a Trustee of Janus Investment Fund in accordance with the terms of such Agreement and Declaration of Trust, to the best of his ability.

                                        /s/ Dennis B. Mullen
                                        Dennis B. Mullen

STATE OF ARIZONA  )
                  :
COUNTY OF MARICOPA)


         On this 20th day of February, 1986, before me personally came Dennis B. Mullen, to me known, and known to me to be the person described in and who executed the foregoing Acceptance of Trusts, and acknowledged that he had executed the same as his free act and deed.


                                        /s/
                                        Notary Public

                                        My Commission Expires: April 26, 1989

                              ACCEPTANCE OF TRUSTS

         The undersigned John W. Shepardson, of Denver, Colorado, having been duly appointed a Trustee of Janus Investment Fund, does hereby accept the trust established under the Agreement and Declaration of Trust between Bryan G. Tyson, of Brookline, Massachusetts, as Settlor, and Thomas E. Weesner, of Boston, Massachusetts, under which such Trust has been established, and does agree faithfully to perform the duties of a Trustee of Janus Investment Fund in accordance with the terms of such Agreement and Declaration of Trust, to the best of his ability.


                                        /s/ John W. Shepardson
                                        John W. Shepardson

STATE OF COLORADO)
                 :
COUNTY OF DENVER )


         On this 24th day of February, 1986, before me personally came John W. Shepardson, to me known, and known to me to be the person described in and who executed the foregoing Acceptance of Trusts, and acknowledged that he had executed the same as his free act and deed.


                                        /s/ Janice L. Jones
                                        Notary Public

                                        My Commission Expires: September 9, 198_

                              ACCEPTANCE OF TRUSTS

         The undersigned William D. Stewart, of Boulder, Colorado, having been duly appointed a Trustee of Janus Investment Fund, does hereby accept the trust established under the Agreement and Declaration of Trust between Bryan G. Tyson, of Brookline, Massachusetts, as Settlor, and Thomas E. Weesner, of Boston, Massachusetts, under which such Trust has been established, and does agree faithfully to perform the duties of a Trustee of Janus Investment Fund in accordance with the terms of such Agreement and Declaration of Trust, to the best of his ability.


                                        /s/ William D. Stewart
                                        William D. Stewart

STATE OF COLORADO)
                 :
COUNTY OF BOULDER)


         On this 27th day of February,  1986,  before me personally came William
D. Stewart, to me known, and known to me to be the person described in and who executed the foregoing Acceptance of Trusts, and acknowledged that he had executed the same as his free act and deed.


                                        /s/ Susana M. Giles
                                        Notary Public

                                        My Commission Expires: 4/19/86

                              ACCEPTANCE OF TRUSTS

         The undersigned Martin H. Waldinger, of Los Gatos, California, having been duly appointed a Trustee of Janus Investment Fund, does hereby accept the trust established under the Agreement and Declaration of Trust between Bryan G. Tyson, of Brookline, Massachusetts, as Settlor, and Thomas E. Weesner, of Boston, Massachusetts, under which such Trust has been established, and does agree faithfully to perform the duties of a Trustee of Janus Investment Fund in accordance with the terms of such Agreement and Declaration of Trust, to the best of his ability.


                                        /s/ Martin H. Waldinger
                                        Martin H. Waldinger

STATE OF CALIFORNIA  )
                     :
COUNTY OF SANTA CLARA)


         On this 21st day of February, 1986, before me personally came Martin H. Waldinger, to me known, and known to me to be the person described in and who executed the foregoing Acceptance of Trusts, and acknowledged that he had executed the same as his free act and deed.


                                        /s/ Rosanne Burton
                                        Notary Public

                                        My Commission Expires: 11-28-86